,
Sub-Adviser,Goldman Sachs Asset Management
Fund Name,PFI MidCap Value Fund I
Issuer,Franks International NV Stock
Date of Purchase,08/09/13
Underwriter From Whom Purchased,Barclays Capital
Inc.
Affiliated/Principal Underwriter of
Syndicate,"Goldman, Sachs & Co."
 Purchase Price , $22.00
Aggregate % of Issue Purchased by the Firm,0.10%
" Commission, Spread or Profit ", $1.27
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,Goldman Sachs Asset Management
Fund Name,PFI MidCap Value Fund I
Issuer,Envision Healthcare Holdings Stock
Date of Purchase,08/14/13
Underwriter From Whom Purchased,Barclays Capital
Inc.
Affiliated/Principal Underwriter of
Syndicate,"Goldman, Sachs & Co."
 Purchase Price , $23.00
Aggregate % of Issue Purchased by the Firm,0.23%
" Commission, Spread or Profit ", $1.27
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,"Best Buy Co., Inc. Notes"
Date of Purchase,07/11/13
Underwriter From Whom Purchased,Barclays Capital
Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,2.73%
" Commission, Spread or Profit ",0.98%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,MPH Intermediate Holding Company 2 Note
Date of Purchase,07/22/13
Underwriter From Whom Purchased,Barclays Capital
Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,1.85%
" Commission, Spread or Profit ",1.30%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Kodiak Oil & Gas Corp. Notes
Date of Purchase,07/23/13
Underwriter From Whom Purchased,Credit Suisse
Securities
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,3.86%
" Commission, Spread or Profit ",1.75%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,"Gannett Co., Inc. Notes"
Date of Purchase,07/24/13
Underwriter From Whom Purchased,Barclays Capital
Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
 Purchase Price , $98.57
Aggregate % of Issue Purchased by the Firm,0.39%
" Commission, Spread or Profit ",1.47%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Tesoro Logistics LP and Tesoro Logistics
Finance Corp. Notes
Date of Purchase,07/29/13
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,6.07%
" Commission, Spread or Profit ",1.38%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Sirius XM Radio Inc. Notes
Date of Purchase,07/29/13
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,7.11%
" Commission, Spread or Profit ",1.13%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,WCI Communities Inc. Notes
Date of Purchase,07/31/13
Underwriter From Whom Purchased,Citigroup Global
Markets
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,6.87%
" Commission, Spread or Profit ",1.75%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,LSB Industries Notes
Date of Purchase,07/31/13
Underwriter From Whom Purchased,Wells Fargo
Advisors
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,16.93%
" Commission, Spread or Profit ",1.49%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,"Healthcare Technology Intermediate, Inc.
Notes"
Date of Purchase,08/01/13
Underwriter From Whom Purchased,Goldman Sachs and
Company
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,4.28%
" Commission, Spread or Profit ",1.75%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Cemex SAB De CV Notes
Date of Purchase,08/05/13
Underwriter From Whom Purchased,HSBC Securities
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,3.19%
" Commission, Spread or Profit ",0.40%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,ConvaTec Finance International S.A. Notes
Date of Purchase,08/06/13
Underwriter From Whom Purchased,Goldman Sachs and
Company
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
 Purchase Price , $99.00
Aggregate % of Issue Purchased by the Firm,4.64%
" Commission, Spread or Profit ",0.96%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,William Carter Notes
Date of Purchase,08/07/13
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,3.90%
" Commission, Spread or Profit ",1.45%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,"DreamWorks Animation SKG, Inc. Notes"
Date of Purchase,08/07/13
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,4.06%
" Commission, Spread or Profit ",2.00%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Halcon Resources Corporation Notes
Date of Purchase,08/08/13
Underwriter From Whom Purchased,BMO Capital Market
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,7.78%
" Commission, Spread or Profit ",1.75%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Murphy Oil USA Inc. Notes
Date of Purchase,08/09/13
Underwriter From Whom Purchased,"Stephens, Inc."
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,0.72%
" Commission, Spread or Profit ",1.75%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Windstream Corporation Notes
Date of Purchase,08/12/13
Underwriter From Whom Purchased,Goldman Sachs and
Co
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
 Purchase Price , $103.50
Aggregate % of Issue Purchased by the Firm,6.48%
" Commission, Spread or Profit ",1.75%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,RR Donnelley & Sons Company Notes
Date of Purchase,08/12/13
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,3.91%
" Commission, Spread or Profit ",1.47%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,"Access Midstream Partners, L.P. and ACMP
Finance Corp. Notes"
Date of Purchase,08/14/13
Underwriter From Whom Purchased,Barclays Capital
Inc
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
 Purchase Price , $101.50
Aggregate % of Issue Purchased by the Firm,7.03%
" Commission, Spread or Profit ",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Sprint Corporation Notes
Date of Purchase,09/04/13
Underwriter From Whom Purchased,Deutsche Bank
Securities
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,1.45%
" Commission, Spread or Profit ",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Sprint Corporation Notes
Date of Purchase,09/04/13
Underwriter From Whom Purchased,Deutsche Bank
Securities
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,1.22%
" Commission, Spread or Profit ",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Whiting Petroleum Corporation Notes
Date of Purchase,09/09/13
Underwriter From Whom Purchased,Wells Fargo
Advisors
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,2.93%
" Commission, Spread or Profit ",1.00%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Oasis Petroleum Inc. Notes
Date of Purchase,09/10/13
Underwriter From Whom Purchased,Wells Fargo
Advisors
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,5.11%
" Commission, Spread or Profit ",1.38%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Verizon Communications Inc. Notes
Date of Purchase,09/11/13
Underwriter From Whom Purchased,Morgan Stanley and
Company
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
 Purchase Price , $99.87
Aggregate % of Issue Purchased by the Firm,0.84%
" Commission, Spread or Profit ",0.40%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Verizon Communications Inc. Notes
Date of Purchase,09/11/13
Underwriter From Whom Purchased,Morgan Stanley and
Company
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
 Purchase Price , $99.68
Aggregate % of Issue Purchased by the Firm,0.24%
" Commission, Spread or Profit ",0.45%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Verizon Communications Inc. Notes
Date of Purchase,09/11/13
Underwriter From Whom Purchased,Morgan Stanley and
Company
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
 Purchase Price , $99.88
Aggregate % of Issue Purchased by the Firm,0.14%
" Commission, Spread or Profit ",0.75%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Diamondback Energy Inc. Notes
Date of Purchase,09/12/13
Underwriter From Whom Purchased,Credit Suisse
Securities
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,3.61%
" Commission, Spread or Profit ",1.98%
Fair & Reasonable Commission (Y/N) (1),Y
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Activision Blizzard Notes
Date of Purchase,09/12/13
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,1.36%
" Commission, Spread or Profit ",1.75%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Activision Blizzard Notes
Date of Purchase,09/12/13
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,1.22%
" Commission, Spread or Profit ",1.75%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,JBS USA LLC and JBS USA Finance Notes
Date of Purchase,09/13/13
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
 Purchase Price , $99.50
Aggregate % of Issue Purchased by the Firm,1.80%
" Commission, Spread or Profit ",0.75%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,The Nielsen Company Notes
Date of Purchase,09/20/13
Underwriter From Whom Purchased,Citigroup Global
Markets
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,2.95%
" Commission, Spread or Profit ",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Hilton Worldwide Finance Notes
Date of Purchase,09/20/13
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,3.34%
" Commission, Spread or Profit ",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,ADT Corporation Notes
Date of Purchase,09/24/13
Underwriter From Whom Purchased,Goldman Sachs and
Company
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,5.33%
" Commission, Spread or Profit ",1.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,CPG Merger Sub LLC Notes
Date of Purchase,09/24/13
Underwriter From Whom Purchased,Barclays Capital
Inc
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,1.16%
" Commission, Spread or Profit ",2.25%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,MEG Energy Corporation Notes
Date of Purchase,09/26/13
Underwriter From Whom Purchased,Barclays Capital
Inc.
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,3.97%
" Commission, Spread or Profit ",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Sinclair Television Group Notes
Date of Purchase,09/26/13
Underwriter From Whom Purchased,Deutsche Bank
Securities
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,2.68%
" Commission, Spread or Profit ",1.50%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Gannett Co Inc. Notes
Date of Purchase,09/26/13
Underwriter From Whom Purchased,Citigroup Global
Markets
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
 Purchase Price , $99.09
Aggregate % of Issue Purchased by the Firm,2.83%
" Commission, Spread or Profit ",1.49%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI High Yield Fund I
Issuer,Forum Energy Technologies Inc. Notes
Date of Purchase,09/27/13
Underwriter From Whom Purchased,BofA Merrill Lynch
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
 Purchase Price , $100.00
Aggregate % of Issue Purchased by the Firm,1.82%
" Commission, Spread or Profit ",2.00%
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI SmallCap Value Fund I
Issuer,"Agios Pharmaceuticals, Inc. Stock"
Date of Purchase,07/24/13
Underwriter From Whom Purchased,"Goldman, Sachs &
Co."
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
 Purchase Price , $18.00
Aggregate % of Issue Purchased by the Firm,0.46%
" Commission, Spread or Profit ", $1.26
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI SmallCap Value Fund I
Issuer,"WCI Communities, Inc. Stock"
Date of Purchase,07/25/13
Underwriter From Whom Purchased,Citigroup
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
 Purchase Price , $15.00
Aggregate % of Issue Purchased by the Firm,1.35%
" Commission, Spread or Profit ", $1.01
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI SmallCap Value Fund I
Issuer,"FireEye, Inc. Stock"
Date of Purchase,09/19/13
Underwriter From Whom Purchased,Morgan Stanley
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
 Purchase Price , $20.00
Aggregate % of Issue Purchased by the Firm,2.36%
" Commission, Spread or Profit ", $1.40
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI SmallCap Value Fund I
Issuer,Ophthotech Stock
Date of Purchase,09/24/13
Underwriter From Whom Purchased,Morgan Stanley
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
 Purchase Price , $22.00
Aggregate % of Issue Purchased by the Firm,0.70%
" Commission, Spread or Profit ", $1.54
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI SmallCap Value Fund I
Issuer,"Foundation Medicine, Inc.. Stock"
Date of Purchase,09/25/13
Underwriter From Whom Purchased,"Goldman, Sachs &
Co."
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
 Purchase Price , $18.00
Aggregate % of Issue Purchased by the Firm,1.21%
" Commission, Spread or Profit ", $1.26
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI SmallCap Value Fund I
Issuer,"RingCentral, Inc. Stock"
Date of Purchase,09/27/13
Underwriter From Whom Purchased,"Goldman, Sachs &
Co."
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
 Purchase Price , $13.00
Aggregate % of Issue Purchased by the Firm,0.60%
" Commission, Spread or Profit ", $0.91
Fair & Reasonable Commission (Y/N) (1),Y
,
,
Sub-Adviser,J.P. Morgan Investment Management
Fund Name,PFI SmallCap Value Fund I
Issuer,"Violin Memory, Inc. Stock"
Date of Purchase,09/27/13
Underwriter From Whom Purchased,Deutsche Bank
Securities
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Chase
 Purchase Price , $9.00
Aggregate % of Issue Purchased by the Firm,1.48%
" Commission, Spread or Profit ", $0.63
Fair & Reasonable Commission (Y/N) (1),Y
,